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                                                                    EXHIBIT 99.1

TYCO CAPITAL CORPORATION
Consolidated Income Statements (after charges)
(in millions) unaudited


                                                                                    FOR THE PERIODS ENDED     FOR THE PERIODS ENDED
                                                      FOR THE 2001 PERIODS            SEPTEMBER 30, 2001        SEPTEMBER 30, 2000
                                                 --------------------------------   ------------------------  ----------------------
                                                  JANUARY 1  APRIL 1  FOR THE
                                                     TO        TO    MONTH ENDED      THREE         NINE       THREE        NINE
                                                  MARCH 31  JUNE 1(1)  JUNE 30        MONTHS       MONTHS      MONTHS      MONTHS
                                                 -------------------------------    ------------------------  ----------------------
                                                   PREDECESSOR(2)  SUCCESSOR(3)     SUCCESSOR(3) COMBINED(4)      PREDECESSOR(2)
                                                   --------------  ------------     ------------ -----------      --------------

Finance income                                   $  1,376.8  $  922.0   $  417.9    $  1,258.6   $ 3,975.3  $  1,326.6  $  3,857.2
Other finance revenue                                 211.6      25.9       95.9         239.2       572.6       224.2       694.7
                                                 -------------------------------    ----------------------  ----------------------
Gross revenue                                       1,588.4     947.9      513.8       1,497.8     4,547.9     1,550.8     4,551.9
Interest expense                                      625.7     397.0      161.8         435.3     1,619.8       642.7     1,845.5
Depreciation on operating lease equipment
 and operating lease expense                          346.4     241.7      110.0         338.6     1,036.7       313.4       932.9
                                                 -------------------------------    ----------------------  ----------------------
Net finance margin and other finance revenue          616.3     309.2      242.0         723.9     1,891.4       594.7     1,773.5

Salaries and general operating expenses               263.5     182.5       83.0         255.9       784.9       250.2       775.9
Provision for credit losses                            68.3     148.1       18.6          97.5       332.5        65.8       191.4
Goodwill amortization                                  22.5      15.3       14.4          45.4        97.6        22.7        63.8
Acquisition related costs                              --        54.0       --            --          54.0        --          --
                                                 -------------------------------    ----------------------  ----------------------
Operating expenses                                    354.3     399.9      116.0         398.8     1,269.0       338.7     1,031.1
                                                 -------------------------------    ----------------------  ----------------------

Income before provision for income taxes and
  minority interest                                   262.0     (90.7)     126.0         325.1       622.4       256.0       742.4
Provision for income taxes                             98.9     (13.8)      53.9         141.1       280.1        96.8       281.6
Minority interest in subsidiary trust holding
  soley debentures of the Company, after tax            3.0       1.9        0.9           2.7         8.5         3.0         9.3
                                                 -------------------------------    ----------------------  ----------------------
Net income                                       $    160.1  $  (78.8)  $   71.2    $    181.3   $   333.8  $    156.2  $    451.5
                                                 -------------------------------    ----------------------  ----------------------
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----------
(1)   The results for the April 1 to June 1 period include non-recurring charges of $222 million ($158 million, after tax). The pretax charges of $222 million include $54 million relating to transaction costs associated with
      Tyco International Ltd.'s acquisition of Tyco Capital Corporation
      (formerly The CIT Group, Inc.), $90 million relating to certain under-performing equipment leasing and loan portfolios expected to be disposed, and $78 million principally due to the write-down of certain venture capital investments which the company plans to dispose.

(2)   Predecessor represents Tyco Capital Corporation (formerly The CIT
      Group, Inc.) prior to its acquisition by Tyco International Ltd. on June 1, 2001 at its historical cost basis.

(3)   Successor represents Tyco Capital Corporation (formerly The CIT Group,
      Inc.) subsequent to its June 1, 2001 acquisition by Tyco International
      Ltd., under a new basis of accounting reflecting the fair market value of its assets and liabilities.

(4) The results for the nine months ended September 30, 2001 combines the results of Predecessor period from January 1 to June 1, 2001 with the results of the Successor period from June 2 to September 30, 2001.

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TYCO CAPITAL CORPORATION
CONSOLIDATED BALANCE SHEET
(IN MILLIONS)
PRELIMINARY - SUBJECT TO ADJUSTMENTS

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                                                                    SEPTEMBER 30,  DECEMBER 31,
                                                                        2001          2000
                                                                     --------------------------
                                                                     (UNAUDITED) PREDECESSOR(1)
ASSETS
Financing and leasing assets:
  Loans and leases:
    Commercial                                                       $  27,717.6    $  29,304.0
    Consumer                                                             3,073.7        4,193.5
                                                                     --------------------------
Finance receivables                                                     30,791.3       33,497.5
Reserve for credit losses                                                 (471.7)        (468.5)
                                                                     --------------------------
Net finance receivables                                                 30,319.6       33,029.0
Operating lease equipment, net                                           5,649.9        7,190.6
Finance receivables held for sale                                        2,014.9        2,698.4
Cash and cash equivalents                                                  728.7          812.1
Receivable from affiliates                                               1,145.8             --
Goodwill                                                                 6,569.5        1,964.6
Other assets                                                             4,147.2        2,995.1
                                                                     --------------------------
  TOTAL ASSETS                                                       $  50,575.6    $  48,689.8
                                                                     --------------------------

LIABILITIES AND SHAREHOLDER'S EQUITY
Debt:
  Commercial paper                                                   $   8,621.5    $   9,063.5
  Variable rate senior notes                                             9,614.6       11,130.5
  Fixed rate senior notes                                               17,065.5       17,571.1
  Subordinated fixed rate notes                                            100.0          200.0
                                                                     --------------------------
Total Debt                                                              35,401.6       37,965.1
Credit balances of factoring clients                                     2,392.9        2,179.9
Accrued liabilities and payables                                         1,962.5        2,287.6
                                                                     --------------------------
TOTAL LIABILITIES                                                       39,757.0       42,432.6
Company obligated manditorily redeemable preferred securities of
  subsidiary trust holding solely debentures of the Company                260.0          250.0
Total Shareholder's Equity                                              10,558.6        6,007.2
                                                                     --------------------------
  TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                         $  50,575.6    $  48,689.8
                                                                     --------------------------

----------
(1) Predecessor represents Tyco Capital Corporation (formerly The CIT Group, Inc.) prior to its acquisition by Tyco International Ltd. on June 1, 2001 at its historical cost basis.

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TYCO CAPITAL CORPORATION
SELECTED FINANCIAL DATA
(IN MILLIONS)

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

                                                                                     AT SEPTEMBER 30,     AT SEPTEMBER 30,
                                                                                           2001                 2000
                                                                                  -----------------------------------------
Equipment Financing                                                                        $ 11,050.8           $ 15,272.3
Capital Finance                                                                               4,928.6              5,280.9
Commercial Finance                                                                            8,644.3              8,249.5
Structured Finance                                                                            3,066.7              2,227.8
Specialty Finance                                                                            11,177.0             12,805.5
Finance receivables previously securitized                                                   10,147.9             10,793.1
                                                                                  -----------------------------------------
  TOTAL MANAGED ASSETS                                                                     $ 49,015.3           $ 54,629.1
                                                                                  -----------------------------------------

                                                                                           FOR THE QUARTERS ENDED
                                                                                  -----------------------------------------
                                                                                       9/30/2001           9/30/2000
                                                                                  -----------------------------------------
AVERAGE BALANCES
Average Finance Receivables                                                                $ 31,353.7           $ 33,650.0
Average Earning Assets  (AEA)                                                              $ 38,735.7           $ 41,060.9
Average Managed Assets  (AMA)                                                              $ 48,888.0           $ 51,181.2

OTHER REVENUE                                                                          9/30/2001           9/30/2000
                                                                                  -----------------------------------------
Fees and other income                                                                         $ 163.3              $ 126.8
Factoring commissions                                                                            39.9                 39.2
Gains on securitizations                                                                         25.6                 26.9
Gains on sales of leasing equipment                                                              11.1                 19.6
(Losses) gains on venture capital investments                                                    (0.7)                11.7
                                                                                  -----------------------------------------
                                                                                              $ 239.2              $ 224.2
                                                                                  -----------------------------------------

PROFITABILITY                                                                          9/30/2001           9/30/2000
                                                                                  -----------------------------------------
Return on AEA                                                                                   1.87%                1.52%
Return on AMA                                                                                   1.48%                1.22%
Net finance margin as a percentage of AEA                                                       5.01%                3.61%
Volume securitized                                                                            $ 892.4            $ 1,331.3
Salaries and general operating expenses as a percentage of AMA                                  2.09%                1.96%
Efficiency ratio                                                                                35.6%                42.4%


                                                                                   AT SEPTEMBER 30,    AT JUNE 30,  AT SEPTEMBER 30,
                                                                                         2001             2001           2000
                                                                                  --------------------------------------------------
Credit Quality
Net credit losses as a percentage of average finance receivables                          0.87%           0.94%           0.74%
60+days contractual delinquency as a percentage of finance receivables                    3.35%           3.53%           2.67%
60+days managed contractual delinquency as a percentage of managed
   financial assets                                                                       3.65%           3.70%           3.02%
Total non-performing assets as a percentage of finance receivables                        3.02%           2.75%           2.34%
Reserve for credit losses as a percentage of finance receivables                          1.53%           1.50%           1.37%
CAPITAL AND LEVERAGE
Tangible shareholder's equity to managed assets                                           8.80%           8.62%           7.55%
Debt (net of overnight deposits) to tangible shareholder's equity                         8.13x           8.22x           9.09x
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